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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 17, 2002

PHARMACOPEIA, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27188	33-0557266
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
CN 5350, Princeton, New Jersey (Address of Principal Executive Offices)	08543-5350 (Zip Code)
(609) 452-3600 (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On January 17, 2002, Pharmacopeia, Inc. issued a press release announcing that Pharmacopeia and Eos Biotechnology, Inc. have mutually terminated the Agreement and Plan of Merger and Reorganization, dated as of August 21, 2001, by and among Pharmacopeia, Eagle Acquisition Corporation, a wholly-owned subsidiary of Pharmacopeia, and Eos.

        The press release has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

Exhibit #	Description
99.1	Press release dated January 17, 2002
99.2	Termination Agreement, dated January 17, 2002, by and between Pharmacopeia, Inc. and Eos Biotechnology, Inc.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHARMACOPEIA, INC.
Date: January 23, 2002	By: /s/ JOSEPH A. MOLLICA Joseph A. Mollica, Ph.D. Chief Executive Officer

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EXHIBIT INDEX

99.1	Press release dated January 17, 2002
99.2	Termination Agreement, dated January 17, 2002, by and between Pharmacopeia, Inc. and Eos Biotechnology, Inc.

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SIGNATURE
EXHIBIT INDEX